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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 16, 2001

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                    1-9210                95-4035997
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



              10889 WILSHIRE BOULEVARD
               LOS ANGELES, CALIFORNIA                          90024
      (Address of principal executive offices)                (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800


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

Item 9.  Regulation FD Disclosure
------   ------------------------

     The following is a presentation made by Dr. Ray R. Irani, Chairman and Chief Executive Officer of Occidental Petroleum Corporation, and Stephen I. Chazen, Chief Financial Officer and Executive Vice President - Corporate Development of Occidental.

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                        Occidental Petroleum Corporation


          [graphic omitted]                   Dr. Ray R. Irani
                                    Chairman and Chief Executive Officer
                              ------------------------------------------------
                                              Stephen I. Chazen
                                          Chief Financial Officer &
                              Executive Vice President - Corporate Development


                                  October 2001

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                                       1

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                                                                         Outline


                        o  Strategic Overview
                        o  Financial Review
                        o  Operations Review
                        o  Growth Initiatives
                        o  Summary

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                                       2

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                                                               Business Strategy


                o  Focus on large, long-lived oil and gas
                   assets with growth potential
                o Maintain financial discipline; strengthen balance sheet
                o  Harvest cash from chemicals

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                                       3
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                                                       Oil & Gas Growth Strategy

                o  Three-part strategy - no single part
                   dominates
                   >  Exploration
                      o  Quality of exploration projects defines
                         budget allocations
                   >  Seek EOR projects with superior
                      returns
                   >  Acquire assets with upside potential at
                      attractive prices & divest assets with
                      limited earnings potential
                o  Opportunity & disciplined
                   investment drive business success

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                                       4
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                                                                  Debt Reduction


Total Debt
   Pro-Forma Post Altura
        (+ Oxy Permian Debt)   ----->     $ 9,175
       Net Asset Sales
         2000  --------------------->      (1,447) (1)
         2001  --------------------->        (758) (2)
       Cash From Operation
         2000-2001  ---------------->      (1,841)
   Pro-Forma 6/30/01                      $ 5,129

        (1) CanOxy, Gulf of Mexico, Netherlands, Durez & Other
        (2) Indonesia, Texas Pipeline & Other

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                                       5
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                                                                      Total Debt

       [the following is a tabular representation of graphical materials]

                                   $ Millions

                                        Pro-Forma                         Pro-Forma
                            12/31/99   Post Altura   12/31/00   6/30/01    6/30/01
                            --------   -----------   --------   -------   ---------
Oxy Public Debt                4,372         5,766      3,541     3,536       3,536
Other Recourse Debt            1,076         1,009        915       843         843
Permian Non-recourse Debt         --         2,400      1,900     1,500         750
                            --------   -----------   --------   -------   ---------
Total                          5,448         9,175      6,356     5,879       5,129

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                                       6
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                                                                  Capitalization

       [the following is a tabular representation of graphical materials]

                                   $ Millions

                                        Pro-Forma                         Pro-Forma
                            12/31/99   Post Altura   12/31/00   6/30/01    6/30/01
                            --------   -----------   --------   -------   ---------
Shareholders' Equity           3,523         3,748      4,774     5,595       5,720
Permian Non-recourse Debt         --         2,400      1,900     1,500         750
Oxy Public Debt                5,448         6,775      4,456     4,379       4,379
                            --------   -----------   --------   -------   ---------
Total                          8,971        12,923     11,130    11,474      10,849

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                                       7
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                                                       Debt/Capitalization Ratio

       [the following is a tabular representation of graphical materials]

                                   $ Millions

                                         Pro-Forma                         Pro-Forma
                             12/31/99   Post Altura   12/31/00   6/30/01    6/30/01
                             --------   -----------   --------   -------   ---------
Debt/Capitalization Ratio         61%           71%        57%       51%         48%

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                                       8
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                                                 Total Debt/Capitalization Ratio

       [the following is a tabular representation of graphical materials]

                                   $ Millions

                                                                            Pro-Forma
                                  1995   1996   1997   1998   1999   2000    6/30/01
                                  ----   ----   ----   ----   ----   ----   ---------
Total Debt/Capitalization Ratio    68%    62%    67%    66%    61%    57%         48%

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                                       9
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                                                  Interest & Preferred Dividends

       [the following is a tabular representation of graphical materials]

                                   $ Millions

                              1995     1996     1997     1998     1999     2000
                              ----     ----     ----     ----     ----     ----
Oxy Public Debt                540      451      407      451      468      368
Permian Non-recourse Debt                                                   118
Preferred Dividends             93       93       88       17        7
Capital Trust Preferred                                             41       40
                              ----     ----     ----     ----     ----     ----
Total                          633      544      495      468      516      526


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                                       10
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                                                       Oil Companies' Total Debt

                                        2001*            1997
                                        ----             ----
           British Petroleum          $20,500          $ 7,238
              Chevron/Texaco           14,100           13,608
                       Exxon           11,200            9,952
                      Conoco           10,800            2,272
                    Phillips            9,900            6,659
                       Devon            8,500              150
                Amerada Hess            5,300            2,127
                         Oxy            5,000            6,378
                    Anadarko            4,800              956
        Burlington Resources            4,000            1,748
                  Kerr McGee            3,700              579
                      Unocal            3,500            2,692
                      Apache            2,900            1,519


     * 2001 second quarter adjusted for subsequent events; numbers rounded to nearest 000.


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                                                                 Proved Reserves

       [the following is a tabular representation of graphical materials]

                                  Billion BOE

                    1997     1998     1999     2000
                    ----     ----     ----     ----
Proved Reserves     1.31     1.42     1.35     2.17*

*  66% increase from 1997

                                                                              12
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                                       12
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                                                                      Production

       [the following is a tabular representation of graphical materials]

                                Thousand BOE/Day

               1997     1998     1999     2000     2001 Est.
               ----     ----     ----     ----     ---------
Production      395      438      425      461           465


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                                                         1999 Profitability/BOE*

       [the following is a tabular representation of graphical materials]

          $/BOE
          -----
OXY        5.30
APA        4.55
APC        3.98
BP         3.88
COC        3.73
XOM        3.53
KMG        3.48
CHV        3.03
MRO        2.92
P          2.91
AHC        2.72
TX         2.22
UCL        1.68
BR         0.88


* Exploration and production income (per FAS 69 format) after taxes and before interest expense

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                                                         2000 Profitability/BOE*

       [the following is a tabular representation of graphical materials]

          $/BOE
          -----
OXY       11.30
APC        9.06
APA        8.92
KMG        8.76
BP         7.94
CHV        7.50
XOM        7.04
COC        7.00
TX         6.83
AHC        6.44
P          6.42
MRO        6.11
UCL        5.70
BR         5.23


* Exploration and production income (per FAS 69 format) after taxes and before interest expense. The Marathon (MRO) results exclude a non-cash charge of approximately $900 million.


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                                                         2001 Profitability/BOE*

       [the following is a tabular representation of graphical materials]

          First Half
             $/BOE
          ----------
OXY            20.91 (includes 5.01 representing California Gas Premium)
APC            16.00
APA            15.87
BP             14.87
BR             14.35
KMG            14.10
MRO            13.83
XOM            12.97
COC            12.52
UCL            12.17
CHV            11.98
AHC            11.85
TX             11.84
P              11.05


* Exploration and production income before U.S. income taxes and before interest expense


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                                                                   Costs Per BOE

                                   Assumptions

                o   Chemicals earnings = $350 million
                o   Interest based on current debt level
                o   All costs & production based on year-
                    to-date results through 9/30
                o   Capital = $1 billion


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                                                                   Costs Per BOE

                              Cash Flow Break-Even

                            $/BOE
                           ------
Lifting Costs/Other         $5.82
DD&A                         4.34
SG&A                         2.10
Chemicals                   (2.61)
Interest Expense             2.28
Dividends                    2.17
Taxes                        0.95
                           ------
   Total                   $15.04


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                                                                     Middle East

                              [map of Middle East]


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                                                                     Middle East

                              [map of Middle East]


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                                                 Middle East - Arabian Peninsula

                           [map of Arabian Peninsula]


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                                                 Middle East - Arabian Peninsula

                           [map of Arabian Peninsula]


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                                                 Middle East - Arabian Peninsula

                           [map of Arabian Peninsula]


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                                                   Saudi Arabia - Core Venture 2

              [map of Saudi Arabia]                     o   Explore blocks
                                                            40-49 in the Red
                                                            Sea area
                                                        o   Develop Midyan &
                                                            Barqan gas
                                                            discoveries
                                                        o   Construct Midyan
                                                            & Barqan
                                                            processing plant
                                                        o   Develop
                                                            petrochemical
                                                            facility at Yanbu
                                                        o   Develop power &
                                                            desalination
                                                            projects at Dhuba


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                                                   Saudi Arabia - Core Venture 2

              [map of Saudi Arabia]             o  Long-term strategic
                                                   partnership
                                                o  New phase of
                                                   industrial Saudi
                                                   development
                                                o  Competitive returns on
                                                   investment
                                                o  Attractive risk/reward
                                                   ratio


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                                                                            Oman

                                 [map of Oman]


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                                                                           Qatar


                [map of Qatar]                       o  Second generation
                                                        EOR will add reserves
                                                        and production
                                                     o  New exploration
                                                        opportunities


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                                                                           Yemen

                                 [map of Yemen]


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                                                     Abu Dhabi - Dolphin Project

                          [map of Arabian Gulf Region]


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                                                                         Ecuador

                            [map of Northern Ecuador]


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                                                                   Horn Mountain

              [map of Horn Mountain project in the Gulf of Mexico]


o  60 miles offshore/
   >  Water depth = 5,400 feet
o  Gross reserves = 150 million BOE
o  On Schedule/under budget
   >  First production (Late 2002)
   >  Peak production (2004)
      o  Oxy net 21,000 BOE/Day


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                                                      California Gas Exploration

                    [map of California gas-producing areas]


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                                                          Business Review - U.S.

               COMBINED WEIGHTED AVERAGE RETURN ON CAPITAL = 20%
               -------------------------------------------------

   Elk Hills Acquisition (2/8/98)              Altura Acquisition (4/19/00)
        Price = $3.5 Billion                       Price = $3.6 Billion
   ------------------------------             ------------------------------
   Free Cash Flow (After Capital)             Free Cash Flow (After Capital)
         (2/8/98 - 6/30/01)                         (4/19/00 - 6/30/01)
            $2.14 Billion                              $992 Million
       Return on Capital = 18%                    Return on Capital = 22%


                          THUMS Acquisition (4/28/00)
                              Price = $110 Million
                         ------------------------------
                         Free Cash Flow (After Capital)
                               (4/28/00 - 6/30/01)
                                  $107 Million
                            Return on Capital = 89%


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                                                                Return on Equity

                                Ten - Year Trend
                                      (%)

                    Average - Years                     Annual       Est.
       ------------------------------------------       ------       ----
       10 Yrs       7 Yrs       5 Yrs       3 Yrs        2000        2001
       ------       -----       -----       -----        ----        ----
         10.4        16.0        15.4        26.6        37.9        29.0


                * Results are based on reported earnings through 2000 and First Call's average earnings estimate of $4.18 per share for 2001.


                                                                              34
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                                                                Return on Equity

       [the following is a tabular representation of graphical materials]

          2000
           (%)
          ----
APA       56.4
KMG       40.8
OXY       37.9
COC       37.4
P         35.0
UCL       32.2
AHC       29.6
CHV       27.5
XOM       26.4
TX        20.4
APC       20.1
BP        19.7
BR        19.3
MRO        9.0


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                                                      Return on Capital Employed

                                Ten - Year Trend
                                      (%)

                    Average - Years                     Annual       Est.
       ------------------------------------------       ------       ----
       10 Yrs       7 Yrs       5 Yrs       3 Yrs        2000        2001
       ------       -----       -----       -----        ----        ----
          7.7         9.7        10.0        14.8        19.0        16.7


                * Results are based on reported earnings through 2000 and First Call's average earnings estimate of $4.18 per share for 2001.


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                                                      Return on Capital Employed

       [the following is a tabular representation of graphical materials]

          2000
           (%)
          ----
XOM       24.2
COC       23.1
CHV       22.8
KMG       22.0
AHC       20.0
P         19.5
OXY       19.0
BP        17.5
UCL       16.4
TX        14.6
BR        13.3
APA       13.0
APC       12.5
MRO        7.9


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                                                                         Summary

                            Restructuring Has Worked

              o  Stronger competitive position
                 >  Improved risk profile
                    o  Improved base earnings and cash flow
                    o Improved coverage ratios over wide range of financial results
                    o  Improved debt to capitalization ratio
                       *  Lowest absolute debt level since 1985
                    o  Low maturities over next several years
                 >  Improved liquidity


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                                                                         Summary

                               Growth Initiatives

                                                                    Peak
                                First             Peak           Production
                             Production        Production           Rate
                             ----------        ----------        ----------
     Ecuador                    1Q/2003              2004         30,000 bd
     Gulf of Mexico
        Horn Mountain          4/Q/2002              2004         21,000 bd
     Qatar
        ISND Phase 2               2002              2004         18,000 bd
        ISSD                       2002              2004          7,000 bd
     Saudi Arabia
        Midyan/Barqan              2003              2004          20 mmcfd
        Red Sea                       ?                 ?                 ?
     ----------------------------------------------------------------------
     Dolphin Project               2005              2005         500 mmcfd
     ----------------------------------------------------------------------


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                                                Occidental Petroleum Corporation

o Portions of this presentation are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations for oil, gas and chemicals; competitive pricing pressures; higher than expected costs including feedstocks; the supply/demand considerations for Occidental's products; any general economic recession domestically or internationally; and not successfully completing any expansion, capital expenditure or acquisition.
o The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable and possible reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K, available from us through the following toll-free number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             OCCIDENTAL PETROLEUM CORPORATION
                                       (Registrant)




DATE:    October 16, 2001    S. P. Dominick, Jr.
                             ---------------------------------------------------
                             S. P. Dominick, Jr.,  Vice President and Controller
                             (Chief Accounting and Duly Authorized Officer)